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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 26, 2006

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                                  NOVELIS INC.
             (Exact name of registrant as specified in its charter)

            Canada                       001-32312               98-0442987
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

         3399 Peachtree Road NE, Suite 1500
                  Atlanta, Georgia                                  30326
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (404) 814-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 26, 2006, Novelis Inc. (the "Company") entered into a commitment letter (the "Commitment Letter") with Citigroup Global Markets Inc. ("Citigroup") for backstop financing facilities totaling $2.855 billion. The Company previously reported that it had received a notice of default on July 21, 2006 from the trustee for its 7-1/4% Senior Notes due 2015 (the "Senior Notes"). This action resulted from the recent financial restatement and review by the Company and the Company's subsequent delay in filing its financial statements which created a breach of certain covenants contained in the indenture governing the Senior Notes. The notice of default triggers a 60-day period within which the Company can cure the default by filing the delayed reports. Under the terms of the Commitment Letter, Citigroup has agreed that, in the event the Company is unable to cure the default under the Senior Notes within the 60-day cure period, Citigroup will (a) provide loans in an amount sufficient to repurchase the Senior Notes, (b) use commercially reasonable efforts to obtain the requisite approval from the lenders under the Company's existing senior credit facility for an amendment permitting these additional loans, and (c) in the event that such lender approval is not obtained, provide to the Company replacement senior secured credit facilities, in addition to the loans to be used to repay the Senior Notes.

The Company has agreed to pay Citigroup customary fees and expenses. Citigroup or its affiliate is administrative agent and collateral agent under the Company's existing senior secured credit facilities, acted as placement agent and initial purchaser in connection with the initial issuance of the Senior Notes, and acted as solicitation agent in connection with the Company's previously disclosed consent solicitation with respect to the Senior Notes.

The commitments by Citigroup under the Commitment Letter are subject to, among other things, the negotiation, execution and delivery of definitive documentation with respect to the new credit facilities and the satisfaction of other customary conditions precedent for financings of this type.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 1, 2006                                   NOVELIS INC.


                                                        By:    /s/ David Kennedy
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                                                        Name:  David Kennedy
                                                        Title: Secretary